January 5, 2001

Via Fax

Mr. David Titcher
LCA Productions, Inc.
c/o The Law Offices of A. Chandler Warren Jr.
7715 Sunset Blvd. Suite 208
Los Angeles, CA 90046

Mr. Rob Chapman
Double Bay Entertainment, Inc

c/o The Law Offices of A. Chandler Warren Jr.
7715 Sunset Blvd. Suite 208
Los Angeles, CA 90046

RE:      Agreement and Plan of Merger ~ Amendment #1

Dear Messer's. Titcher and Chapman:

     Please refer to the executed Agreement and Plan of Merger (the "Agreement") dated as of November 21, 2000 by and among Avenue Entertainment Group, Inc. ("the "Company"), LCA Acquisition Subsidiary, Inc. (the "Subsidiary"), LCA
Productions, Inc. ("LCA"), and Double Bay Entertainment, Inc. ("DBE"). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.


Section 1 Definitions

     The "Closing Date" of November 22, 2000 in the first line shall be amended to January 4, 2001 and the outside Closing Date of November 30, 2000 in the third line shall be deleted.

Paragraph 2.3 (c) Conversion and Exchange of Shares

     The reference to December 31, 2000, the date by which the Company will file a registration statement, in the last line shall be deleted and replaced with "January 31, 2001.

     Except as set forth above, the Agreement is not otherwise altered or amended in any other manner whatsoever.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement, this 8TH day of January, 2001.

COMPANY:                                           ADDRESS:

AVENUE ENTERTAINMENT GROUP, INC.         11111 Santa Monica Boulevard, Suite 525
a Delaware corporation                    Los Angeles, CA  90025

By: Cary Brokaw, Chief Executive Officer

SUBSIDIARY:                                        ADDRESS:

LCA ACQUSITION SUBSIDIARY, INC.             11111 Santa Monica Boulevard
a Delaware corporation                      Suite 525
                                            Santa Monica, CA  90025

By: Cary Brokaw, Chief Executive Officer

LCA:                                               ADDRESS:

LCA PRODUCTIONS, INC.                       c/o The Law Offices of
a Nevada corporation                        A. Chandler Warren, Jr.
                                            7715 Sunset Boulevard, Suite 208
                                            Los Angeles, CA  90046
By:  David P. Titcher,
     its President and CEO

DBE:                                               ADDRESS:

DOUBLE BAY ENTERTAINMENT, INC.              c/o The Law Offices of
a Nevada corporation                        A. Chandler Warren, Jr.
                                            7715 Sunset Boulevard, Suite 208
                                            Los Angeles, CA  90046
By:  Rob Chapman, its President and CEO